                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                 APRIL 18, 2003


                               CINEMARK USA, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     333-45417
                                     333-11895
             TEXAS                   33-47040                 75-2206284
 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)

                               3900 DALLAS PARKWAY
                                    SUITE 500
                               DALLAS, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)


                                 (972) 665-1000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 18, 2003, Cinemark USA, Inc. ("Cinemark") issued a press release stating that it has commenced a tender offer to purchase for cash up to $240 million aggregate principal amount of its outstanding $200 million 9 5/8% Series B Senior Subordinated Notes due 2008 and $75 million 9 5/8% Series D Subordinated Notes due 2008. A copy of Cinemark's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         See the Exhibit Index at page 4 of this report.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINEMARK USA, INC.

Date: April 18, 2003                   By:    /s/ MICHAEL D. CAVALIER
                                              ----------------------------------
                                       Name:  Michael D. Cavalier
                                       Title: Vice President and General Counsel



                                        3
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                                  EXHIBIT INDEX


         The exhibits below are numbered in accordance with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.                    Description of Exhibit
-----------                    ----------------------
99.1                           Press Release of Cinemark USA, Inc. dated April 18, 2003